                                                                   Exhibit 99.3


                                AOS-HAGENUK B.V.
                                  BALANCE SHEET
                                   (IN EURO'S)


                                                                  December 31,      December 31,        December 31,
                                                                      2004              2003                2002
                                                                 ---------------- ------------------  -----------------
ASSETS
CURRENT ASSETS
       Cash and cash equivalents                                  (euro) 690,066   (euro) 1,333,739           (euro) -
       Trade accounts receivable                                         137,418            575,818            337,703
       Related party receivables                                         450,075                  -            662,705
       Inventory                                                          58,505             27,269             55,636
       Taxes and social security premiums                                  3,446              4,960             28,722
       Prepaid expenses and other current assets                         149,678             65,323            188,579
                                                                ----------------  -----------------   ----------------
             Total current assets                                      1,489,188          2,007,109          1,273,345
                                                                ----------------  -----------------   ----------------

PROPERTY, PLANTS AND EQUIPMENT, AT COST
      Equipment                                                          138,525            196,017                  -
                                                                ----------------  -----------------   ----------------
             Total property, plants and equipment                        138,525            196,017                  -
                                                                ----------------  -----------------   ----------------

OTHER ASSETS
       Development expenses, net of accumulated
       amortization                                                      539,020            544,128            544,536
                                                                ----------------  -----------------   ----------------
          TOTAL ASSETS                                          (euro) 2,166,733   (euro) 2,747,254   (euro) 1,817,881
                                                                ================  =================   ================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
       Banks                                                            (euro) -      (euro) 38,186     (euro) 741,842
       Advance payments on orders                                      1,416,932          1,577,331             74,752
       Trade accounts payable                                             32,950             74,562            451,432
       Related party payables                                             21,497            275,062            209,122
       Other accrued liabilities                                         102,994            171,055             31,799
       Taxes payable                                                      22,644            145,207            280,306
                                                                ----------------  -----------------   ----------------
             Total current liabilities                                 1,597,017          2,281,403          1,789,253
                                                                ----------------  -----------------   ----------------

SHAREHOLDERS' EQUITY
       Share capital, shares of common stock, par
       value (euro) 100
       Authorized 900 shares, issued and outstanding 180                  18,000             18,000             18,000
       Additional paid-in capital                                        500,000            500,000                  -
       Retained earnings                                                  51,716            (52,149)            10,628
                                                                ----------------  -----------------   ----------------
             Total shareholders' equity                                  569,716            465,851             28,628
                                                                ----------------  -----------------   ----------------

             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         (euro) 2,166,733   (euro) 2,747,254   (euro) 1,817,881
                                                                ================  =================   ================


               See accompanying notes to the financial statements.

                                AOS-HAGENUK B.V.
                             STATEMENT OF OPERATIONS
                                   (IN EURO'S)


                                                                          For the Years Ended December 31,
                                                                 ---------------------------------------------------
                                                                      2004             2003              2002
                                                                 ---------------  ----------------  ----------------
REVENUE                                                         (euro) 4,385,101  (euro) 2,374,537   (euro) 3,747,817
Cost of revenues                                                       2,585,276         1,174,268          2,685,601
                                                                 ---------------  ----------------   ----------------
       Gross profit                                                    1,799,825         1,200,269          1,062,216
       Other operating income                                                  -           172,385            116,881
                                                                 ---------------  ----------------   ----------------
                                                                       1,799,825         1,372,654          1,179,097
                                                                 ---------------  ----------------   ----------------

OPERATING EXPENSES
       Selling                                                           814,931           486,935            411,397
       Research & Development                                            679,544           479,533            420,118
       Administrative and general expenses                               175,510           392,494            302,649
                                                                 ---------------  ----------------   ----------------
             Operating expenses                                        1,669,985         1,358,962          1,134,164
                                                                 ---------------  ----------------   ----------------

             Operating income                                            129,840            13,692             44,933

OTHER INCOME (EXPENSE)
       Interest income                                                    13,053                 -                 18
       Interest expense                                                  (14,978)          (80,865)           (29,927)
                                                                 ---------------  ----------------   ----------------
             Income before provisions for corporate tax                  127,915           (67,173)            15,024

       Provision for corporate tax                                        24,050            (4,396)             4,396
                                                                 ---------------  ----------------   ----------------
             Net income                                           (euro) 103,865    (euro) (62,777)     (euro) 10,628
                                                                 ===============  =================  =================


             See accompanying notes to the financial statements.

                                AOS-HAGENUK B.V.
                        STATEMENT OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (IN EURO'S)


                                                                    Aditional
                                                   Paid-In           Paid-In         Retained
                                                   Capital           Capital         earnings            Total
                                               ----------------  ---------------- ----------------  ----------------
BALANCE, January 1, 2002                       (euro)         -  (euro)        -  (euro)         -  (euro)         -
                                               ================  ================ ================  ================

Share issue                                              18,000                 -                -            18,000
Net income                                                    -                 -           10,628            10,628
                                               ----------------  ---------------- ----------------  ----------------
BALANCE, December 31, 2002                               18,000                 -           10,628            28,628
                                               ================  ================ ================  ================

Share issue                                                   -           500,000                -           500,000
Net income                                                    -                 -          (62,777)          (62,777)
                                               ----------------  ---------------- ----------------  ----------------
BALANCE, December 31, 2003                               18,000           500,000          (52,149)          465,851
                                               ================  ================ ================  ================

Net income                                                    -                 -          103,865           103,865
                                               ----------------  ---------------- ----------------  ----------------
BALANCE, December 31, 2004                     (euro)    18,000  (euro)   500,000 (euro)    51,716  (euro)   569,716
                                               ================  ================ ================  ================


               See accompanying notes to the financial statements.

                                AOS-HAGENUK B.V.
                             STATEMENT OF CASH FLOWS
                                   (IN EURO'S)

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
                                                                      2004              2003              2002
                                                                 ----------------  ----------------  ----------------
OPERATING ACTIVITIES
       Net income                                                (euro)  103,865   (euro)  (62,777)   (euro)   10,628
       Adjustments to reconcile net income to net cash
       provided by (used in) operating activities:
             Depreciation and amortization                                73,312            83,492                  -
       Changes in assets and liabilities:
             Inventory                                                   (31,236)           28,367            (55,636)
             Trade accounts receivable and unbilled                      (94,516)          571,608         (1,217,709)
             revenues
             Short term liabilities                                     (684,386)          492,150          1,789,253
                                                                 ---------------   ---------------    ---------------
             Net cash provided by (used in) operating                   (632,961)        1,112,840            526,536
             activities

INVESTING ACTIVITIES
             Purchase of development expenses                                  -                 -           (544,536)
             Purchase of property, plant and equipment                   (10,712)         (279,101)                 -

FINANCING ACTIVITIES
            Share issue                                                        -           500,000             18,000
                                                                 ---------------   ---------------    ---------------
NET DECREASE/INCREASE IN CASH                                           (643,673)        1,333,739                  -
                                                                 ===============   ===============    ===============
MOVEMENTS IN CASH:

Balance as at January 1                                                1,333,739                 -                  -
Mutation bookyear                                                       (643,673)        1,333,739                  -
                                                                 ---------------   ---------------    ---------------
Balance as at December 31                                        (euro)  690,066   (euro)1,333,739    (euro)        -
                                                                 ===============   ===============    ===============


               See accompanying notes to the financial statements.

                               AOS - HAGENUK B.V.
                       NOTES TO THE FINANCIAL STATEMENTS
                                   (IN EUROS)


1. NATURE OF OPERATIONS

         The activities of the AOS-Hagenuk B.V. consist mainly of the development and production of smart card products.


2. BASIS OF PRESENTATION

     The valuation of assets and liabilities and the determination of the result take place on the basis of historical costs. Assets and liabilities are valued at nominal value unless otherwise stated in the notes below.

     Balance sheet items relating to assets and liabilities in foreign currency are converted at the rates that apply at the end of the financial year, unless the exchange rate risk has been hedged. The exchange rate differences that arise during conversion are credited or charged to the profit and loss account.


3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

TRADE ACCOUNTS RECEIVABLE

     The trade accounts receivable are valued at nominal value, where necessary less a bad debt provision. The provision is determined on the basis of an individual assessment of outstanding debts.


INVENTORY

     The stocks are stated at the lower of cost or market value. The inventory costing method is FIFO.


PROPERTY, PLANT AND EQUIPMENT

     The equipment is valued at the purchase cost, less straight-line depreciation based on their anticipated useful economic life.


DEVELOPMENT EXPENSES

     The development expenses are valued at the purchase price, less depreciation based upon the expected sales of end products.

     Internal hours have not been activated.

OTHER ASSETS AND LIABILITIES

     The other assets and liabilities are valued at nominal value.

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


NET TURNOVER

     The net turnover is the revenue obtained from goods and services supplied to third parties, less any discounts issued and the tax levied on the turnover.

OTHER OPERATING INCOME

     Other operating income relates to grants received, which is accounted for in the year to which it relates.

COST OF SALES

     These costs are determined on the basis of the acquisition price. Also included are the value adjustment of stocks to a lower net realizable value and the addition to or release of the provision made for obsolete stocks.


DEPRECIATION

     The depreciation of development expenses is based upon the expected sales of end products.

     The depreciation of equipment is based on the following percentages of the acquisition cost:

               Furniture and fixtures:              20%;
               Computer equipment:                  33,33%;
               Software:                            33,33%.

TAX

     Corporation tax is calculated on the commercial result before tax on the basis of the applicable tax rate, taking into account tax-exempt profit constituents, restricted costs and tax facilities.

CASH FLOW STATEMENT

     The cash flow statement is based on the indirect method.

4. REVENUE RECOGNITION

     Income and expenditure are ascribed to the year to which they relate. Profits are only recognized if they have been realized on the balance sheet date. Items are recorded as revenue upon customer acceptance. Losses and risks that originate before the end of the financial year are considered if they have become known before the annual accounts are drawn up.

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)

5. COMMITMENTS AND CONTINGENCIES

CREDIT FACILITY

     The company has a credit-facility with ABN-AMRO bank for the amount of EUR
500.000. which is secured by pledging receivables. The facility has no expiration date.

FISCAL UNIT

     This company has a fiscal unit for corporate tax with AOS Holding B.V.

LEASE OBLIGATIONS AND RENT COMMITMENTS


     RENT OFFICE:
         The company has a contract to rent the office from January 1, 2004 until December 31, 2005. The total obligation as per December 31, 2004 is EUR 68,728. LEASE VEHICLES:
         The company has lease obligations at the end of 2004 of EUR 174,510, of which will be released in 2005 EUR 61,260.

         Future minimum lease payments are as follows:

                                       Rent office        vehicles
                                     ----------------  ----------------
                2005                   (euro) 68,728     (euro) 61,260
                2006                               -            51,150
                2007                               -            43,019
                2008                               -            19,081
                2009                               -                 -

                                     ----------------  ----------------
               Total                   (euro) 68,728    (euro) 174,510
                                     ================  ================

6. SUBSEQUENT EVENTS

On February 4, 2005 Vasco Data Security International, Inc. purchased 100% of the shares of A.O.S. Hagenuk B.V.


CURRENT ASSETS

7. TRADE ACCOUNTS RECEIVABLE

                                             December 31,
                          ----------------------------------------------------
                               2004              2003              2002
                          ----------------  ----------------  ----------------

Trade debtors              (euro) 137,418    (euro) 575,818    (euro) 337,703
Provsion for bad debts                  -                 -                 -

                          ----------------  ----------------  ----------------
                           (euro) 137,418    (euro) 575,818    (euro) 337,703
                          ================  ================  ================

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


8. RELATED PARTY RECEIVABLES


                                                 December 31,
                              -------------------------------------------------
                                   2004              2003           2002
                              ----------------  -------------  ----------------

AOS Holding B.V.                (euro) 450,075     (euro) -    (euro)       -
CPS Broadcast Products B.V.                 -             -           167,656
B.V. Hagenuk CPS                            -             -           495,049
                              ----------------  -------------  ----------------
                                (euro) 450,075     (euro) -    (euro)  662,705
                              ================  =============  ================

     Note:
     2002

          The related party receivables are on behalf of the takeover of activities from CPS Broadcast Products B.V. and B.V. Hagenuk CPS.

     2004

          AOS-Hagenuk B.V. has financed obligations of AOS Holding B.V. during the year.

9. INVENTORY


                                               December 31,
                                 --------------------------------------------
                                      2004           2003           2002
                                 -------------  -------------  --------------

Raw materials and consumables    (euro) 58,505  (euro) 27,269  (euro) 55,636
Inventory obsolescence reserve               -              -              -

                                 -------------  -------------  --------------
                                 (euro) 58,505  (euro) 27,269  (euro) 55,636
                                 =============  =============  ==============

10. Taxes and social security premiums

                                              December 31,
                              -------------------------------------------
                                   2004           2003            2002
                              -------------    ------------   ---------------
Industrial insurance board    (euro)    534    (euro)   564   (euro)     172
Corporate tax                             -           4,396                -
Pension contributions                 2,912               -            1,766
Wage tax                                  -               -           26,784

                              --------------  --------------  ---------------
                              (euro)  3,446    (euro) 4,960   (euro)  28,722
                              ==============  ==============  ===============

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


PROPERTY, PLANT AND EQUIPMENT


11. EQUIPMENT

                                                               December 31,
                                            ---------------------------------------------------
                                                 2004              2003              2002
                                            ---------------  -----------------  ---------------
Situation as at 1 January
Purchasing cost                             (euro) 279,101    (euro)        -   (euro)       -
Accumulated depreciation                           (83,084)                 -                -
                                            ---------------  -----------------  ---------------
Book value as at 1 January                         196,017                  -                -
                                            ===============  =================  ===============

Mutations during the financial year
Investments                                         10,712            279,101                -
Depreciation                                       (68,204)           (83,084)               -
                                            ---------------  -----------------  ---------------
                                                   (57,492)           196,017                -
                                            ===============  =================  ===============

Situation as at 31 December
Purchasing cost                                    289,813            279,101                -
Accumulated depreciation                          (151,288)           (83,084)               -
                                            ---------------  -----------------  ---------------
Book value as at 31 December                (euro) 138,525   (euro)   196,017   (euro)       -
                                            ===============  =================  ===============


OTHER ASSETS

12. DEVELOPMENT EXPENSES

                                                               December 31,
                                            ---------------------------------------------------
                                                 2004              2003              2002
                                            ---------------  -----------------  ---------------
Situation as at 1 January
Purchasing cost                             (euro) 544,536   (euro)   544,536   (euro)       -
Accumulated depreciation                              (408)                 -                -
                                            ---------------  -----------------  ---------------
Book value as at 1 January                         544,128            544,536                -
                                            ===============  =================  ===============

Mutations during the financial year
Investments                                              -                  -          544,536
Depreciation                                        (5,108)              (408)               -
                                            ---------------  -----------------  ---------------
                                                    (5,108)              (408)         544,536
                                            ===============  =================  ===============

Situation as at 31 December
Purchasing cost                                    544,536            544,536          544,536
Accumulated depreciation                            (5,516)              (408)               -
                                            ---------------  -----------------  ---------------
Book value as at 31 December                (euro) 539,020   (euro)   544,128   (euro) 544,536
                                            ===============  =================  ===============

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


     The development expenses consist of a contribution in the joint development expenses of the PCC810 chip. The development expenses are depreciated by EUR 4 per sold final product in which the chip has been processed.

     Based on current developments the board expects that there will be sufficient potential for depreciation in the oncoming two years.

CURRENT LIABILITIES

13. RELATED PARTY PAYABLES

                                        December 31,
                         ---------------------------------------------------
                              2004              2003              2002
                         ---------------  -----------------  ---------------

Pijnenburg Beheer N.V.   (euro)  21,497   (euro) 275,062     (euro) 78,130
Hagenuk CPS USA Inc.                  -               -             130,992
                         ---------------  -----------------  ---------------
                         (euro)  21,497   (euro) 275,062     (euro) 209,122
                         ===============  =================  ===============


     Note:
     2002
     Debt to Pijnenburg Beheer N.V. due to applied group costs.
     Debt to Hagenuk CPS Inc. due to applied marketing costs.
     2003
     Debt to Pijnenburg Beheer N.V. due to pay off bank debts and profit share. 2004
     Debt to Pijnenburg Beheer N.V. due to pay off bank debts and profit share.

14. Taxes and social security premiums

                                              December 31,
                           ---------------------------------------------------
                                2004              2003              2002
                           ---------------  -----------------  ---------------
V.A.T.                     (euro)   2,386   (euro)   108,195   (euro) 275,910
Corporate tax                           -                  -            4,396
Wage tax                           17,093              8,998                -
Pension contributions               3,165             28,014                -
                           ---------------  -----------------  ---------------
                           (euro)  22,644   (euro)   145,207    (euro) 280,306
                           ===============  =================  ===============

STATEMENT OF OPERATIONS

15. RENT EXPENSES

                                  For the Years Ended December 31,
                         ---------------------------------------------------
                              2004              2003              2002
                         ---------------  -----------------  ---------------

Rent office              (euro)  70,941   (euro)  92,040    (euro)  6,275
Rent vehicles                    94,241           39,877                -
                         ---------------  -----------------  ---------------
Total rent expenses      (euro) 165,182   (euro) 131,917    (euro)  6,275
                         ===============  =================  ===============

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


16. OTHER OPERATING INCOME

The other operating income consists of grants for a joint European development project. The project was ended in 2003.

17. Exchange gains and losses

There are no material exchange gains and losses.


18. Corporate tax


                                                      For the Years Ended December 31,
                                             ---------------------------------------------------
                                                  2004              2003              2002
                                             ---------------  -----------------  ---------------

Corporate tax in fiscal year                 (euro) 24,050    (euro)   (4,396)   (euro)  4,396
                                             ===============  =================  ===============
Statutory tax rate                                 29-34,5%                29%              29%
Differences:
 - Deduction for investments                          -2.0%              -1.6%
 - Costs not deductable                                                   2.7%             0.2%
 - Carry back                                                           -23.6%
 - Carry forward                                     -12.0%
Effective tax rate                                    18.8%               6.5%            29.2%

Note: There are no deferred taxes

19. COSTS AND SERVICES PROVIDED BY RELATED PARTIES


                                         For the Years Ended December 31,
                                -----------------------------------------------
                                     2004            2003            2002
                                ---------------  -------------- ---------------

Management fee             1.   (euro) 120,000   (euro)  16,250 (euro)       -
Rent office                2.           70,783            5,790              -
Share in holding costs     3.           26,213          248,108        230,148
Profit share               4.                -          171,966        135,216
Development                5.                -                -        147,204
Marketing                  6.                -                -        133,255
Interest                                (9,300)               -         14,654
                                ---------------  -------------- ---------------
                                (euro) 207,696   (euro) 442,114 (euro) 660,477
                                ===============  ============== ===============

                               AOS - HAGENUK B.V.
                NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


1. CEO mr. Filipan
2. Art of Security B.V.
3. en 4. Pijnenburg Beheer N.V.
5. CPS Broadcast B.V.
6. CPS Hagenuk USA Inc.


20. INTEREST INCOME AND EXPENSE

                                           For the Years Ended December 31,
                                  ---------------------------------------------
                                       2004             2003          2002
                                  --------------  -------------  --------------
INTEREST INCOME
Interest bank deposits            (euro)   3,753  (euro)    -    (euro)     18
Interest AOS Holding B.V.                  9,300            -                -
                                  --------------  -------------  --------------
                                  (euro)  13,053  (euro)    -    (euro)     18
                                  ==============  =============  ==============

INTEREST EXPENSE
Interest and costs bank accounts  (euro) 14,978   (euro) 80,865  (euro) 29,927
                                  -------------   -------------  --------------
                                  (euro) 14,978   (euro) 80,865  (euro) 29,927
                                  =============   =============  ==============

21. NET INCOME AOS-HAGENUK B.V. AND HER PREDECESSOR CORPORATIONS

                                      For the Years Ended December 31,
                             -----------------------------------------------
                                 2004              2003            2002
                             --------------  ---------------  --------------

AOS-Hagenuk B.V.             (euro) 103,865  (euro) (62,777)  (euro) 10,628
                             --------------  ---------------  --------------
                             (euro) 103,865  (euro) (62,777)  (euro) 10,628
                             ==============  ===============  ==============

Note:

Hagenuk Smart Card Solutions B.V. is founded at May 17, 2002. As of January 1, 2002 the company took over the smart car activities from her associated companies, B.V. Hagenuk CPS. As at June 25, 2004 Hagenuk Smart Card Solutions B.V. changed her statutory name in AOS-Hagenuk B.V.